Exhibit 10.2

LIMITED RECOURSE ASSIGNMENT

FOR Eight Hundred and Fifty Thousand Dollars ($850,000.00) (the “Purchase Price”), and other good and valuable consideration, as more particularly set forth herein, Panta Distribution, LLC, a Delaware limited liability company (the “Assignor”), hereby sells, assigns, and transfers WITHOUT RECOURSE to MMB Holdings LLC, a Delaware limited liability company, with an address of 888 Linda Flora Drive Los Angeles, California 90049, (the “Assignee”), in accordance with the terms hereof, all right, title, and interest of the Assignor in and to each of the documents (collectively, the “Assigned Documents”) related to the Assignor’s factoring and financing arrangement with Zoo Publishing, Inc., a New Jersey corporation (hereinafter, the “Borrower”), as such Assigned Documents are more particularly described on Exhibit A annexed hereto and incorporated herein by reference, and all rights, remedies, powers, and discretions of the Assignor thereunder, as if the Assignor had specifically and separately assigned to the Assignee each of the Assigned Documents, including, all of Assignor’s right to all payments, principal, unpaid interest, fees and any other amounts now hereafter due under the Assigned Documents, all collateral security therefor, if any, and all other associated rights (collectively, together with the Assigned Documents, the “Assigned Rights”). In addition to payment of the Purchase Price, Assignee and Assignor acknowledge and agree that Assignor is retaining an interest in certain amounts owing by Borrower under the Asigned Documents, as more particularly set forth in the Second Amended and Restated Factoring and Security Agreement of even date herewith, among the Borrower, Assignee and the other Holders named there in, and Assignee in its capacity as agent for such Holders (the “Agent”), and in that certain letter agreement of even date herewith, among Assignee, Assignor, the Agent and the Borrower.

1.           Assignor’s Representations and Warranties.  The Assignor warrants and represents solely the following:

a.	Outstanding Indebtedness: The following amounts are outstanding under the Assigned Documents as of October 27, 2011:

(i)	Principal		$1,035,818.93

(ii)	Accrued Interest		$74,694.83

(iii)	Accrued Fees	$	None

(iv)	Attorneys fees and expenses		$$57,500

	Total:		$1,160,813.76

b.
Authorization.  Assignor has all requisite power and authority to execute and deliver and to perform all of its obligations under this Agreement and all instruments and other documents executed and delivered by Assignor in connection therewith.  The execution by the Assignor of this Limited Recourse Assignment and all instruments and other documents executed and delivered by Assignor in connection therewith and the performance by the Assignor of the Assignor’s obligations hereunder and thereunder, respectively, have been duly authorized.

c.
Title to Assigned Rights.  Assignor is the sole owner of all of the Assigned Rights, free and clear of all liens, encumbrances, claims, pledges, charges and security interests.  The Assigned Rights are not subject to any prior assignment or pledge by Assignor.  The Assignor has no knowledge of any proceedings commenced or followed by the Assignor with respect to the Assignor’s loan arrangement with the Borrower.  For purposes of this provision, knowledge shall be deemed to mean matters known or that should have known by the Assignor.

d.
Assigned Documents.  The Assigned Documents constitute all of the material documents between the Assignor and the Borrower related to the Assignor’s factoring and financing arrangement with the Borrower. Assignor has made available for Assignee’s review true and correct copies of all of the Assigned Documents.  Except as set forth on Schedule 1d annexed hereto or in the Assigned Documents delivered or made available to Assignee by Assignor, Assignor has not given its written consent to change, amend, or modify, nor has it waived in writing, any term or provision of the Assigned Documents, which could reasonably be expected to adversely affect the interests of Assignee under the Assigned Documents.

e.
Disputed Funds.  The Assignor is holding certain funds (the “Disputed Funds”) received by the Assignor in payment of certain accounts receivable in which the Assignor, Borrower and Southpeak Interactive, LLC and/or its subsidiary, AlterEgo Games, LLC claim an interest.  The Assignor believes that the Disputed Funds are payments on account of Borrower’s accounts receivable and consequently constitute the Assignor’s collateral under the Factoring Agreement.  At the request of Borrower, the Assignor has not applied the Disputed Funds to amounts due to Assignor under the Factoring Agreement.  Simultaneous with the consummation of the transaction contemplated hereby, the Assignor is delivering to Assignee the Disputed Funds.  The forgoing statements relating to the Disputed Funds do not constitute a representation or warranty by Assignor and Assignor expressly makes no representations or warranties of any kind or nature with respect to or regarding the Disputed Funds and the rights, if any, of the Assignor, Borrower and/or Assignee therein or whether or not the Disputed Funds constitute collateral under the Factoring Agreement.

f.	Credit Balance. The Assignor represents and warrants that as of the date of this Limited Recourse Assignment the amount of the credit balance due from the Assignor to the Borrower is $0.00.

g.
Independent Representation. The Assignor has entered into this transaction after consultation with independent counsel of the Assignor’s own selection and with the sole exception of the representations and warranties specifically made in Paragraph 5 herein is not relying upon any representation or warranty of the Assignee in consummating this transaction.

h.
Taxes.  The Assignor acknowledges and agrees that the Assignee is not responsible or liable in any way to the Assignor for the payment or adjustment of outstanding taxes (or any other type of charges or liens whatsoever) arising prior to the date of this Limited Recourse Agreement affecting any of the collateral purportedly granted to the Assignor under the Assigned Documents.  The Assignee shall be responsible and liable for the payment or adjustment of outstanding taxes (or any other type of charges or liens whatsoever) arising after to the date of this Limited Recourse Agreement affecting any of the collateral purportedly granted to the Assignor under the Assigned Documents.

i.
No Breaches.  Assignor has not breached the terms of, is not in default under, nor is there any state of facts that, with the giving of notice or passage of time, could ripen into a default under that certain Limited Recourse Assignment, dated as of June 24, 2011 (the “Original Assignment”) by and between Assignor and Working Capital Solutions, Inc., a Delaware corporation (“Original Assignor”).   Original Assignor has not asserted nor, to Assignor’s knowledge threatened to assert, against Assignor any claim for indemnification pursuant to Section 10 of the Original Assignment.

2.           Exclusion of Assignor’s Warranties and Representations. Except as specifically provided above, this Limited Recourse Assignment is made by the Assignor without any representations or warranties whatsoever, whether expressed, implied, or imposed by law.  Without limiting the generality of the foregoing limited exclusion of representations and warranties, this Limited Recourse Assignment is made:

a.	WITHOUT any representation, warranty or statement of any kind with respect to or regarding the Disputed Funds.

b.	WITHOUT any representations or warranties with respect to the genuineness of any signature other than those made by or on behalf of the Assignor.

c.
WITHOUT any representations or warranties with respect to the collectability of any amount owed under any of the Assigned Documents by the Borrower or any guarantor of the Borrower’s obligations to the Assignor.

d.	WITHOUT any representations as to the financial condition of the Borrower or of any guarantor of the obligations of the Borrower to the Assignor.

e.	WITHOUT any of the representations or warranties described in Article 3 of the Uniform Commercial Code as enacted in the State of New York.

f.	WITHOUT any representations or warranties with respect to the legality, validity, sufficiency, or enforceability of any of the Assigned Documents.

g.
WITHOUT any representations or warranties with respect to the validity, enforceability, attachment, priority, or perfection of any security interest, attachment, relief, or encumbrance, included in the Assigned Documents, or the compliance with applicable law with respect to the Assignor’s loan arrangement with the Borrower.

h.
WITHOUT any representations or warranties with respect to the existence, value, access to, or condition of any collateral granted (or purported to be granted) to the Assignor under the Assigned Documents, including, without limitation, as to any environmental matters (including, without limitation as to the existence of any hazardous materials).

3.           Assignee’s Acknowledgment.  The Assignee acknowledges the foregoing limitation of representations and warranties in paragraph 2(h) and in paragraph 1(e) above and further acknowledges and agrees that except as specifically provided in Paragraph 1, above, the Assignor has not made any additional representations or warranties whatsoever.

4.           No Endorsement.  This Limited Recourse Assignment does not constitute an endorsement by the Assignor of any of the Assigned Documents.

5.           Representations by Assignee.  The Assignee represents the following:

a.
The Assignee has determined to purchase this Limited Recourse Assignment and the Assigned Rights following the Assignee’s own independent review and inspection of whatever matters the Assignee deemed necessary or appropriate, and not in reliance upon any information provided by the Assignor, other than, the Assignee has relied upon the Assignor’s representations and warranties in Paragraph 1 herein.  The principal investors and controlling parties of the Assignee are principal investors in and/or directors of the Borrower, and are sophisticated investors with particular knowledge about and familiarity with the business, assets and affairs of the Borrower, the Borrower’s business dealings with Southpeak Interactive, LLC and its subsidiary, AlterEgo Games, LLC, and the financing arrangement under the Assigned Documents.

b.	The Assignee has made the Assignee’s own independent investigation and evaluation as to the facts and circumstances relating to this Limited Recourse Assignment.

c.
The Assignee has entered into this transaction after consultation with independent counsel of the Assignee’s own selection and with the sole exception of the representations and warranties specifically made in Paragraph 1 herein is not relying upon any representation or warranty of the Assignor in consummating this transaction.

d.
Assignee has all requisite power and authority to execute and deliver and to perform all of its obligations under this Agreement and all instruments and other documents executed and delivered by Assignee in connection therewith.  The execution by the Assignee of this Limited Recourse Assignment and all instruments and other documents executed and delivered by Assignee in connection therewith and the performance by the Assignee of the Assignee’s obligations hereunder and thereunder, respectively, have been duly authorized.

e.
The Assignee has purchased this Limited Recourse Assignment as agent for the benefit of the Holders (as such term is defined in that certain Second Amended and Restated Factoring and Security Agreement of even date herewith).

f.	The Assignee has completed all evaluation and investigation deemed necessary and appropriate to enter into this transaction.

g.
The Assignee acknowledges and agrees that the Assignor is not responsible or liable in any way to the Assignee for the payment or adjustment of outstanding taxes (or any other type of charges or liens whatsoever) arising after the date of this Limited Recourse Agreement affecting any of the collateral purportedly granted to the Assignor under the Assigned Documents.  The Assignor shall be responsible and liable for the payment or adjustment of outstanding taxes arising prior to the date of this Limited Recourse Agreement affecting any of the collateral purportedly granted to the Assignor under the Assigned Documents.

6.           Delivery of Assigned Documents.  As soon as practicable, but in any event within three (3) business days after Assignee’s execution and delivery of this Limited Recourse Assignment to the Assignor, together with the payment of the Purchase Price and all other amounts due from the Assignee hereunder in good and collected funds, the Assignor shall deliver to the Assignee all of the original Assigned Documents in the Assignor’s possession.  The Assignee acknowledges and agrees that the Assignor may not have in its possession originals of all loan documents, which in such case Assignor shall deliver copies of such Assigned Documents.

7.           Turnover of Collections.  The Assignor shall hold in trust for the Assignee, any “Collections” (as defined in the Assigned Documents) and any other funds received relating to Borrower, other than funds due and owing to the Assignor in accordance with the terms of this Limited Recourse Assignment, whether received by ACH/wire transfer or by check.  All such Collections shall be delivered to the Assignee in the form received (with the endorsement of Assignor, if required) in accordance with the wire transfer instructions and mailing address provided by the Assignee set forth on Exhibit B annexed hereto.  Upon demand, the Assignee will reimburse the Assignor for all wire transfer fees and overnight courier fees and expenses, if any, for delivering the Collections to the Assignee.

8.           WAIVER OF TRIAL BY JURY.  THE ASSIGNEE AND ASSIGNOR MAKE THE FOLLOWING WAIVER KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY, AND UNDERSTAND THAT THE PARTIES, IN ENTERING INTO THE WITHIN AGREEMENT ARE RELYING THEREON.  THE ASSIGNEE AND ASSIGNOR, IF AND TO THE EXTENT OTHERWISE ENTITLED THERETO, HEREBY IRREVOCABLY WAIVE ANY PRESENT OR FUTURE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE ASSIGNOR OR THE ASSIGNEE ARE OR BECOME A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE ASSIGNOR OR THE ASSIGNEE OR IN WHICH THE ASSIGNOR OR ASSIGNEE ARE JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, THE AGREEMENT SET FORTH HEREIN, OR ANY RELATIONSHIP BETWEEN THE ASSIGNEE, WHETHER ALONE OR WITH OTHERS, AND THE ASSIGNOR, WHETHER ALONE OR WITH OTHERS, RELATIVE TO THE LOAN, THE WITHIN ASSIGNMENT, OR OTHERWISE.

9.           Inentionally Omitted.

10.         Indemnification of Assignor.  The Assignee hereby agrees to indemnify, defend, and hold the Assignor, and any of the Assignor’s employees, officers, directors, attorneys, or agents (each, an “Assignor Indemnified Person”) harmless of and from any claim brought or threatened against any Assignor Indemnified Person by the Borrower, any creditor of the Borrower, any equity holder in the Borrower, any guarantor or endorser of the Borrower’s obligations, or any other person (as well as from attorneys’ reasonable fees and expenses in connection therewith) on account of, relating to, or arising out of (i) any act or omission of Assignee or any of its affiliates or assignees following the execution of this Limited Recourse Assignment in connection with the Assigned Documents or Assigned Rights or otherwise, including, without limitation, any action taken by Assignee in connection with the collection, enforcement or other activity related to any Assigned Document, and (ii)  any claim by the Borrower, any creditor of the Borrower, or any third party to all or any part of any item, credit, or payment, the amount of which has been credited by the Assignor to the Borrower’s account (for purposes of calculating the amount of the Purchase Price) or which is hereafter turned over by the Assignor to the Borrower or for the Borrower’s account, and any reasonable cost, expense, or service charge which the Assignor may incur on account of the foregoing, (each of which may be defended, compromised, settled, or pursued by the Assignor Indemnified Person with counsel of the Assignor’s selection, but at the sole cost and expense of the Assignee).  The Assignee, by executing this Limited Recourse Assignment where indicated below, acknowledges and agrees that the Assignee’s liability and obligations under this Paragraph 10 shall continue in full force and effect until specifically terminated in writing by a duly authorized officer of the Assignor.

11.          Conditions Precedent.  This Limited Recourse Assignment shall not be effective until each of the following conditions precedent have been fulfilled to the reasonable satisfaction of the Assignor:

a.	The Assignor shall have received counterparts of this Limited Recourse Assignment duly executed and delivered by the Assignee and the Borrower;

b.	The Assignor shall have received by wire transfer the Purchase Price;

c.	The Assignee shall have received the wire transfer of the credit balance; if any; and

d.	The matters on the Closing Checklist annexed hereto marked Exhibit C shall have been satisfied, performed, or waived.

12.         Miscellaneous.

a.
This Limited Recourse Assignment constitutes the entire agreement between the Assignor and the Assignee, shall be construed in accordance with the internal law of the State of New York without regard to any conflicts of laws or principles, and is intended to take effect as a sealed instrument.

b.
This Limited Recourse Assignment may be executed in counterparts each of which shall constitute an original, and each of which when taken together shall constitute a single agreement.  The delivery of an executed counterpart of a signature page of this Limited Recourse Assignment by telecopier, e-mail, or other electronic format shall be effective as delivery of a manually executed counterpart of this Limited Recourse Assignment.

c.
The Assignor and Assignee hereby agree to furnish upon request to each other such further information, to execute and deliver to each other such other documents, and to do such other acts and things, all as the other party may reasonably request, for the purpose of carrying out the intent of this Agreement and the documents entered into in connection with this Agreement.

Executed as an instrument under seal this 28th day of October, 2011.

[Signatures on following page.]

PANTA DISTRIBUTION, LLC

By:	/s/ Gary Katz
Name: Gary Katz
Title: Authorized Rep

Acknowledged, agreed, and accepted
on the terms and conditions set forth herein:

MMB Holdings LLC

By:	Mojobear Capital, its managing member

By:	/s/ David Smith
	Name:	David E. Smith
Title:

Signature Page - Limited  Recourse Assignment